Exhibit 99.2

Supplemental Analyst Package Cover Q4 SUPPLEMENTAL ANALYST PACKAGE 4Q 2014 February 17, 2015

Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Comprehensive Income 3 Consolidated Statements of Funds from Operations 4 Wholly-owned Properties Results of Operations 5 Same Store Wholly-owned Properties Operating Expenses 6 Seasonality of Operations 9 Portfolio Overview 112014 / 2015 Leasing Status 12 Investment Update  19 Owned Development Update 20 Third-party Development Update 21 Management Services Update 22 Capital Structure 23 2015 Outlook 24 Definitions 26 Investor Information 28

# FINANCIAL HIGHLIGHTS

## $ in thousands, except share and per share data

| Operating Data | Three Months Ended December 31, | | | | Year Ended December 31, | | | |
|---|---|---|---|---|---|---|---|---|
| | 2014 | 2013 | $ Change | % Change | 2014 | 2013 | $ Change | % Change |
| Total revenues | $ 196,819 | $ 182,694 | $ 14,125 | 7.7% | $ 733,915 | $ 657,462 | $ 76,453 | 11.6% |
| Operating income | 52,704 | 48,967 | 3,737 | 7.6% | 154,986 | 131,753 | 23,233 | 17.6% |
| Net income attributable to ACC[1] | 26,850 | 27,829 | (979) | -3.5% | 62,839 | 104,644 | (41,805) | -39.9% |
| Net income per share - basic | 0.25 | 0.26 | | | 0.59 | 0.99 | | |
| Net income per share - diluted | 0.25 | 0.26 | | | 0.58 | 0.98 | | |
| Funds From Operations ("FFO") | 78,135 | 72,816 | 5,319 | 7.3% | 259,230 | 236,777 | 22,453 | 9.5% |
| FFO per share—diluted | 0.73 | 0.68 | 0.05 | 7.4% | 2.42 | 2.22 | 0.20 | 9.0% |
| Funds From Operations - Modified ("FFOM") | 75,046 | 70,699 | 4,347 | 6.1% | 254,366 | 236,643 | 17,723 | 7.5% |
| FFOM per share—diluted | 0.70 | 0.66 | 0.04 | 6.1% | 2.38 | 2.22 | 0.16 | 7.2% |

| Market Capitalization and Unsecured Notes Covenants | December 31, 2014 | December 31, 2013 |
|---|---|---|
| Debt to total market capitalization[2] | 39.3% | 43.7% |
| Net debt to EBITDA | 7.6x | 7.5x |
| Unencumbered asset value to total asset value | 64.8% | 55.8% |
| Total debt to total asset value | 44.4% | 43.4% |
| Secured debt to total asset value | 19.4% | 24.7% |
| Unencumbered asset value to unsecured debt | 259.2% | 298.5% |
| Interest coverage[3] | 3.3x | 3.3x |

1. Excluding gains and losses from property dispositions and impairment charges, net income attributable to ACC for the three months ended December 31, 2014 and 2013 would have been $27.2 million and $25.4 million, respectively. Excluding gains and losses from property dispositions and impairment charges, net income attributable to ACC for the years ended December 31, 2014 and 2013 would have been $62.8 million and $49.4 million, respectively.
2. Market capitalization is calculated based on a common share price of $41.36 and $32.21 as of December 31, 2014 and December 31, 2013, respectively, and fully diluted common shares totaling 109,075,328 and 106,727,855 as of December 31, 2014 and December 31, 2013, respectively.
3. Based on Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") and Adjusted Interest Expense of $379.4 million and $116.1 million, respectively, for the four most recently completed fiscal quarters. Includes pro forma adjustments to EBITDA and Interest Expense of $13.4 million and $2.7 million, respectively, to reflect all acquisitions, development deliveries, dispositions, debt repayments and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented. Adjusted Interest Expense includes $9.0 million of interest capitalized for GAAP purposes and excludes $12.9 million of amortization of net debt premiums related to mortgage loans assumed in connection with acquisitions.

AMERICAN CAMPUS COMMUNITIES | 1

CONSOLIDATED BALANCE SHEETS  $ in thousands  December 31, 2014December 31, 2013(unaudited) Assets Investments in real estate: Wholly-owned properties, net 5,308,538 $ 5,199,008 $ Wholly-owned properties held for sale 131,183 14,408 On-campus participating properties, net 94,128 73,456 Investments in real estate, net 5,533,849 5,286,872 Cash and cash equivalents 25,062 38,751 Restricted cash 31,937 35,451 Student contracts receivable, net  10,145 9,238 Other assets 12 33,755 227,728 Total assets 5,834,748 $ 5,598,040 $ Liabilities and equity Liabilities: Secured mortgage, construction and bond debt 1,331,914 $ 1,507,216 $ Secured agency facility- 87,750 Unsecured notes 798,305 398,721 Unsecured term loans 600,000 600,000 Unsecured revolving credit facility 242,500 150,700  Accounts payable and accrued expenses 70,629 65,088 Other liabilities 21 21,645 110,036 Total liabilities 3,164,993 2,919,511 Redeemable noncontrolling interests 54,47247,964 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 1,0721,043 Additional paid in capital 3,102,540 3,017,631 Accumulated earnings and dividends (487,986) (392,338) Accumulated other comprehensive loss (6,072)(1,435) 2,609,5542,624,901Noncontrolling interests - partially owned properties5,7295,664Total equity2,615,2832,630,565Total liabilities and equity5,834,748$ 5,598,040$  Total American Campus Communities, Inc. and Subsidiaries stockholders' equity 2  1.As of December 31, 2014, other assets include approximately $24.7 million related to net deferred financing costs and the net value of in-place leases.  2. As of December 31, 2014, other liabilities include approximately $67.0 million in deferred revenue and fee income.

# CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

## $ in thousands, except share and per share data

| | Three Months Ended December 31, | | | Year Ended December 31, | | |
|---|---|---|---|---|---|---|
| | 2014 | 2013 | $ Change | 2014 | 2013 | $ Change |
| | (unaudited) | | | (unaudited) | | |
| **Revenues** | | | | | | |
| Wholly-owned properties | $ 183,760 | $ 170,599 | $ 13,161 | $ 690,582 | $ 618,503 | $ 72,079 |
| On-campus participating properties | 9,825 | 8,477 | 1,348 | 28,534 | 26,348 | 2,186 |
| Third-party development services | 394 | 827 | (433) | 4,018 | 2,483 | 1,535 |
| Third-party management services | 1,918 | 2,089 | (171) | 7,669 | 7,514 | 155 |
| Resident services | 922 | 702 | 220 | 3,112 | 2,614 | 498 |
| **Total revenues** | **196,819** | **182,694** | **14,125** | **733,915** | **657,462** | **76,453** |
| **Operating expenses** | | | | | | |
| Wholly-owned properties | 79,541 | 74,977 | 4,564 | 329,615 | 296,794 | 32,821 |
| On-campus participating properties | 3,025 | 2,595 | 430 | 11,290 | 11,049 | 241 |
| Third-party development and management services | 3,367 | 3,024 | 343 | 11,754 | 10,810 | 944 |
| General and administrative | 4,776 | 4,300 | 476 | 18,935 | 16,666 | 2,269 |
| Depreciation and amortization | 51,294 | 47,178 | 4,116 | 197,495 | 184,988 | 12,507 |
| Ground/facility leases | 2,046 | 1,653 | 393 | 7,397 | 5,402 | 1,995 |
| Provision for real estate impairment | 66 | - | 66 | 2,443 | - | 2,443 |
| **Total operating expenses** | **144,115** | **133,727** | **10,388** | **578,929** | **525,709** | **53,220** |
| **Operating income** | **52,704** | **48,967** | **3,737** | **154,986** | **131,753** | **23,233** |
| **Nonoperating income and (expenses)** | | | | | | |
| Interest income | 1,045 | 840 | 205 | 4,168 | 3,005 | 1,163 |
| Interest expense | (24,489) | (21,664) | (2,825) | (90,362) | (78,028) | (12,334) |
| Amortization of deferred financing costs | (1,415) | (1,474) | 59 | (5,918) | (5,608) | (310) |
| Loss from disposition of real estate[1] | (301) | - | (301) | (368) | - | (368) |
| Other nonoperating income (expense) | 186 | - | 186 | 186 | (2,666) | 2,852 |
| **Total nonoperating expenses** | **(24,974)** | **(22,298)** | **(2,676)** | **(92,294)** | **(83,297)** | **(8,997)** |
| Income before income taxes and discontinued operations | 27,730 | 26,669 | 1,061 | 62,692 | 48,456 | 14,236 |
| Income tax provision | (439) | (255) | (184) | (1,308) | (1,020) | (288) |
| **Income from continuing operations** | **27,291** | **26,414** | **877** | **61,384** | **47,436** | **13,948** |
| **Discontinued operations[2]** | | | | | | |
| (Loss) income attributable to discontinued operations | - | (202) | 202 | (123) | 4,824 | (4,947) |
| Loss from early extinguishment of debt | - | (332) | 332 | - | (332) | 332 |
| Gain from disposition of real estate | - | 2,432 | (2,432) | 2,843 | 55,263 | (52,420) |
| **Total discontinued operations** | **-** | **1,898** | **(1,898)** | **2,720** | **59,755** | **(57,035)** |
| **Net income** | **27,291** | **28,312** | **(1,021)** | **64,104** | **107,191** | **(43,087)** |
| Net income attributable to noncontrolling interests | (441) | (483) | 42 | (1,265) | (2,547) | 1,282 |
| **Net income attributable to American Campus Communities, Inc. and Subsidiaries** | **$ 26,850** | **$ 27,829** | **$ (979)** | **$ 62,839** | **$ 104,644** | **$ (41,805)** |
| **Other comprehensive (loss) income** | | | | | | |
| Change in fair value of interest rate swaps | (1,062) | 775 | (1,837) | (4,859) | 5,226 | (10,085) |
| **Comprehensive income** | **$ 25,788** | **$ 28,604** | **$ (2,816)** | **$ 57,980** | **$ 109,870** | **$ (51,890)** |
| **Net income per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders** | | | | | | |
| **Basic** | **$ 0.25** | **$ 0.26** | | **$ 0.59** | **$ 0.99** | |
| **Diluted** | **$ 0.25** | **$ 0.26** | | **$ 0.58** | **$ 0.98** | |
| **Weighted-average common shares outstanding** | | | | | | |
| **Basic** | **105,414,388** | **104,782,817** | | **105,032,155** | **104,760,502** | |
| **Diluted** | **106,024,960** | **105,386,079** | | **105,711,420** | **105,382,320** | |

1. Represents net losses from the sale of wholly-owned properties. Due to a recent change in accounting guidance, disposals of individual operating properties or portfolios that do not represent a strategic shift in the Company's operations will no longer qualify as discontinued operations and will be classified within income from continuing operations on the consolidated statements of comprehensive income.
2. The operations for any properties sold during 2013, along with any properties sold in 2014 that were classified as held for sale as of December 31, 2013, are not subject to the new accounting guidance for discontinued operations and have been presented in discontinued operations in the consolidated statements of comprehensive income. We sold Hawks Landing in February 2014 but will continue to present the operations of the property and the resulting gain from disposition in discontinued operations because the property was classified as held for sale in our consolidated financial statements as of December 31, 2013.

AMERICAN CAMPUS COMMUNITIES | 3

# CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS

## Unaudited, $ in thousands, except share and per share data

| | Three Months Ended December 31, 2014 | Three Months Ended December 31, 2013 | Three Months $ Change | Year Ended December 31, 2014 | Year Ended December 31, 2013 | Year $ Change |
|---|---|---|---|---|---|---|
| Net income attributable to American Campus Communities, Inc. and Subsidiaries | $ 26,850 | $ 27,829 | $ (979) | $ 62,839 | $ 104,644 | $ (41,805) |
| Noncontrolling interests[1] | 441 | 483 | (42) | 1,265 | 1,756 | (491) |
| Loss (gain) from disposition of real estate | 301 | (2,432) | 2,733 | (2,475) | (55,263) | 52,788 |
| Elimination of provision for real estate impairment[2] | 66 | - | 66 | 2,443 | - | 2,443 |
| Real estate related depreciation and amortization | 50,477 | 46,936 | 3,541 | 195,158 | 185,640 | 9,518 |
| **Funds from operations ("FFO")** | **78,135** | **72,816** | **5,319** | **259,230** | **236,777** | **22,453** |
| Elimination of operations of on-campus participating properties | | | | | | |
| Net income from on-campus participating properties | (2,691) | (2,729) | 38 | (3,933) | (3,222) | (711) |
| Amortization of investment in on-campus participating properties | (1,700) | (1,203) | (497) | (5,688) | (4,756) | (932) |
| | 73,744 | 68,884 | 4,860 | 249,609 | 228,799 | 20,810 |
| Modifications to reflect operational performance of on-campus participating properties | | | | | | |
| Our share of net cash flow[3] | 854 | 760 | 94 | 2,721 | 2,207 | 514 |
| Management fees | 448 | 369 | 79 | 1,289 | 1,201 | 88 |
| On-campus participating properties development fees[4] | - | 354 | (354) | 1,070 | 1,304 | (234) |
| Impact of on-campus participating properties | 1,302 | 1,483 | (181) | 5,080 | 4,712 | 368 |
| Impact of University Walk (pre-sale arrangement)[5] | - | - | - | (323) | - | (323) |
| Non-cash litigation settlement expense[6] | - | - | - | - | 2,800 | (2,800) |
| Elimination of loss from early extinguishment of debt | - | 332 | (332) | - | 332 | (332) |
| **Funds from operations-modified ("FFOM")** | **$ 75,046** | **$ 70,699** | **$ 4,347** | **$ 254,366** | **$ 236,643** | **$ 17,723** |
| **FFO per share - diluted** | **$ 0.73** | **$ 0.68** | | **$ 2.42** | **$ 2.22** | |
| **FFOM per share - diluted** | **$ 0.70** | **$ 0.66** | | **$ 2.38** | **$ 2.22** | |
| **Weighted average common shares outstanding - diluted** | **107,319,712** | **106,728,926** | | **107,036,208** | **106,654,933** | |

1. For the year ended December 31, 2013, excludes $0.8 million of income attributable to the noncontrolling partner in The Varsity, a property purchased in December 2011 from a seller that retained a 20.5% noncontrolling interest in the property. Effective July 1, 2013, the company acquired the noncontrolling partner's interest and now owns 100% of the property.
2. Represents an impairment charge recorded for The Enclave, a property that was sold in September 2014, and a land parcel donated to a municipality in October 2014.
3. 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents actual cash received for the year-to-date periods and amounts accrued for the interim periods, which is included in ground/facility leases expense in the consolidated statements of comprehensive income (refer to page 3).
4. Represents development and construction management fees related to the West Virginia University on-campus participating property, which completed construction in August 2014. Although the company is including this project in its consolidated financial statements for accounting purposes, similar to our other on-campus participating properties, we view the economic benefit of such properties as limited to the development/construction management fees, property management fees and the 50% share of net cash flow that we receive. As such, for purposes of calculating FFOM, we are recognizing the fees received for this project similar to other third-party development projects.
5. University Walk is a property that was subject to a pre-sale arrangement that we did not own as of December 31, 2014 but were obligated to purchase as long as the developer met certain construction deadlines and closing conditions. The property opened for operations in August 2014 and we purchased the property in February 2015. The property is consolidated for financial reporting purposes but we did not benefit from the net cash flow from operations prior to October 1, 2014. As a result, we have excluded the operations of this property during the third quarter 2014 from FFOM.
6. On April 22, 2013, the company acquired a note and subrogation rights from National Public Finance Guarantee Corporation (formerly known as MBIA Insurance Corp. of Illinois) for an aggregate of $52.8 million, which are secured by a lien on, and the cash flows from, two student housing properties in close proximity to the University of Central Florida and currently under a ground lease with the UCF Foundation. The instruments carry an interest rate of 5.123 percent. The acquisition facilitated the settlement of litigation related to a third-party management agreement for the properties with a GMH entity that was acquired by the company's 2008 merger with GMH. The acquisition resulted in a non-cash settlement charge of $2.8 million to reflect the fair market valuation of the instruments. Management believes it is appropriate to exclude this non-cash charge from FFOM in order to more accurately present the operating results of the company on a comparative basis during the periods presented.

AMERICAN CAMPUS COMMUNITIES | 4

# WHOLLY-OWNED PROPERTIES RESULTS OF OPERATIONS[1]

$ in thousands

| | Three Months Ended December 31, | | | | Year Ended December 31, | | | |
|---|---|---|---|---|---|---|---|---|
| | 2014 | 2013 | $ Change | % Change | 2014 | 2013 | $ Change | % Change |
| **Wholly-owned properties revenues** | | | | | | | | |
| Same store properties | $ 170,538 | $ 166,118 | $ 4,420 | 2.7% | $ 608,314 | $ 595,609 | $ 12,705 | 2.1% |
| New properties | 14,144 | 4,753 | 9,391 | | 84,176 | 23,744 | 60,432 | |
| Sold properties[2] | - | 430 | (430) | | 1,204 | 1,764 | (560) | |
| **Total revenues[3]** | $ 184,682 | $ 171,301 | $ 13,381 | 7.8% | $ 693,694 | $ 621,117 | $ 72,577 | 11.7% |
| **Wholly-owned properties operating expenses** | | | | | | | | |
| Same store properties | $ 73,222 | $ 70,754 | $ 2,468 | 3.5% | $ 290,567 | $ 283,409 | $ 7,158 | 2.5% |
| New properties | 6,319 | 3,942 | 2,377 | | 38,147 | 12,145 | 26,002 | |
| Sold properties[2] | - | 281 | (281) | | 901 | 1,240 | (339) | |
| **Total operating expenses** | $ 79,541 | $ 74,977 | $ 4,564 | 6.1% | $ 329,615 | $ 296,794 | $ 32,821 | 11.1% |
| **Wholly-owned properties net operating income** | | | | | | | | |
| Same store properties | $ 97,316 | $ 95,364 | $ 1,952 | 2.0% | $ 317,747 | $ 312,200 | $ 5,547 | 1.8% |
| New properties | 7,825 | 811 | 7,014 | | 46,029 | 11,599 | 34,430 | |
| Sold properties[2] | - | 149 | (149) | | 303 | 524 | (221) | |
| **Total net operating income** | $ 105,141 | $ 96,324 | $ 8,817 | 9.2% | $ 364,079 | $ 324,323 | $ 39,756 | 12.3% |

Note: The same store grouping above represents properties owned or operated for the entire comparative periods presented. The fourth quarter same store grouping includes properties purchased or developed prior to October 1, 2013. The year-to-date same store grouping includes properties purchased or developed prior to January 1, 2013.

1. Excludes (1) Hawks Landing – sold in February 2014, (2) University Mills - sold in November 2013, (3) Campus Ridge - sold in October 2013 and (4) State College Park, University Pines, Northgate Lakes, and The Village at Blacksburg - sold in July 2013. These sold properties are classified within discontinued operations on the accompanying consolidated statements of comprehensive income.
2. Includes The Enclave, a 120-unit, 480-bed wholly-owned property that was sold in September 2014. Due to a recent change in accounting guidance, The Enclave along with future disposals of individual operating properties will no longer qualify as discontinued operations and will be classified within income from continuing operations on the consolidated statements of comprehensive income (refer to page 3).
3. Includes revenues that are reflected as Resident Services Revenue on the accompanying consolidated statements of comprehensive income.

AMERICAN CAMPUS COMMUNITIES | 5

# SAME STORE WHOLLY-OWNED PROPERTIES OPERATING EXPENSES

## 2014 ANNUAL SAME STORE GROUPING – YEAR-TO-DATE DETAIL

$ in thousands, except per bed data

| | Year Ended December 31, | | | | | | |
|---|---|---|---|---|---|---|---|
| | 2014 | | | | 2013 | | |
| | Total | Per Bed | % Change From Prior Year | % of Total Operating Expenses | Total | Per Bed | % of Total Operating Expenses |
| Utilities[1] | $ 69,920 | $ 842 | 5.0% | 24% | $ 66,595 | $ 802 | 23% |
| General & administrative and other[2] | 57,810 | 696 | 4.3% | 20% | 55,406 | 667 | 20% |
| Payroll[3] | 57,495 | 692 | 2.9% | 20% | 55,882 | 673 | 20% |
| Property taxes[4] | 55,475 | 668 | 6.7% | 19% | 51,971 | 626 | 18% |
| Repairs and maintenance[5] | 29,607 | 357 | 2.1% | 10% | 28,991 | 349 | 10% |
| Marketing[6] | 12,989 | 156 | -24.4% | 4% | 17,170 | 207 | 6% |
| Insurance | 7,271 | 88 | -1.7% | 3% | 7,394 | 89 | 3% |
| **Total same store wholly-owned operating expenses** | **$ 290,567** | **$ 3,499** | **2.5%** | **100%** | **$ 283,409** | **$ 3,413** | **100%** |
| **Weighted average same store wholly-owned beds** | **83,041** | | | | | | |

1. Represents gross expenses prior to any recoveries from tenants, which are reflected in wholly-owned properties revenues. The increase over the prior year is primarily due to the unusually long and cold winter experienced in late 2013 and early 2014.
2. Includes security costs, shuttle costs, and property-level general and administrative costs as well as an allocation of costs related to corporate management and oversight. Also includes acquisition integration costs, bad debt, food service, and other miscellaneous expenses. The increase over the prior year is primarily due to additional incentive compensation in 2014 as a result of our improved operational performance as compared to 2013. The increase is also due to additional costs incurred in 2014 related to the company's ongoing investment in upgrading and developing our next-generation technology platform, which is expected to enhance our future scalability and provide operational efficiencies.
3. Includes payroll and related expenses for on-site personnel including general managers, maintenance staff, and leasing staff.
4. The increase over the prior year is primarily related to an additional $3.0 million of expenses incurred in 2014 resulting from owned development deliveries and development property acquisitions placed into service in 2012 that were assessed at full value for the full year for the first time. Excluding the impact of such assessments on these properties, the increase in property taxes over the prior year would have been 1.0%, the increase in total same store wholly-owned operating expenses would have been 1.5%, and the increase in same store wholly-owned net operating income would have been 2.7%.
5. Includes general maintenance costs such as interior painting, routine landscaping, pest control, fire protection, snow removal, elevator maintenance, roof and parking lot repairs, and other miscellaneous building repair costs. Also includes costs related to the annual turn process.
6. Includes costs related to electronic and print advertising campaigns, promotional events, residence life, and athletic and other sponsorships. The decrease over the prior year is due to marketing expense returning to normalized levels one year earlier than expected, a result of our recent asset management initiatives.

AMERICAN CAMPUS COMMUNITIES | 6

# SAME STORE WHOLLY-OWNED PROPERTIES OPERATING EXPENSES
## 2014 ANNUAL SAME STORE GROUPING – QUARTERLY DETAIL
$ in thousands, except per bed data

| | Three Months Ended March 31, | | | | | | |
|---|---|---|---|---|---|---|---|
| | 2014 | | | | 2013 | | |
| | Total | Per Bed | % Change From Prior Year | % of Total Operating Expenses | Total | Per Bed | % of Total Operating Expenses |
| Utilities | $ 17,837 | $ 215 | 10.8% | 26% | $ 16,095 | $ 194 | 24% |
| General & administrative and other | 12,902 | 155 | -3.2% | 19% | 13,331 | 161 | 20% |
| Payroll | 13,171 | 159 | 0.7% | 20% | 13,077 | 157 | 20% |
| Property taxes | 13,709 | 165 | 7.8% | 20% | 12,712 | 153 | 19% |
| Repairs and maintenance | 4,390 | 53 | 2.7% | 7% | 4,276 | 51 | 7% |
| Marketing | 3,611 | 43 | -18.4% | 5% | 4,424 | 53 | 7% |
| Insurance | 1,853 | 22 | 0.7% | 3% | 1,841 | 22 | 3% |
| **Total same store wholly-owned operating expenses** | **$ 67,473** | **$ 812** | **2.6%** | **100%** | **$ 65,756** | **$ 791** | **100%** |
| **Weighted average same store wholly-owned beds** | **83,057** | | | | | | |

| | Three Months Ended June 30, | | | | | | |
|---|---|---|---|---|---|---|---|
| | 2014 | | | | 2013 | | |
| | Total | Per Bed | % Change From Prior Year | % of Total Operating Expenses | Total | Per Bed | % of Total Operating Expenses |
| Utilities | $ 16,584 | $ 200 | 2.2% | 24% | $ 16,220 | $ 195 | 24% |
| General & administrative and other | 13,610 | 164 | -1.7% | 20% | 13,849 | 167 | 20% |
| Payroll | 13,391 | 161 | -2.3% | 20% | 13,700 | 165 | 20% |
| Property taxes | 13,923 | 168 | 12.0% | 20% | 12,427 | 150 | 18% |
| Repairs and maintenance | 5,261 | 63 | -0.7% | 8% | 5,299 | 64 | 8% |
| Marketing | 3,432 | 41 | -34.2% | 5% | 5,212 | 63 | 7% |
| Insurance | 1,813 | 22 | -2.7% | 3% | 1,863 | 22 | 3% |
| **Total same store wholly-owned operating expenses** | **$ 68,014** | **$ 819** | **-0.8%** | **100%** | **$ 68,570** | **$ 826** | **100%** |
| **Weighted average same store wholly-owned beds** | **83,057** | | | | | | |

AMERICAN CAMPUS COMMUNITIES | 7

# SAME STORE WHOLLY-OWNED PROPERTIES OPERATING EXPENSES

## 2014 ANNUAL SAME STORE GROUPING – QUARTERLY DETAIL, CONTINUED

$ in thousands, except per bed data

| | Three Months Ended September 30, | | | | | | |
|---|---|---|---|---|---|---|---|
| | 2014 | | | | 2013 | | |
| | Total | Per Bed | % Change From Prior Year | % of Total Operating Expenses | Total | Per Bed | % of Total Operating Expenses |
| Utilities | $ 17,609 | $ 212 | 4.9% | 20% | $ 16,794 | $ 202 | 20% |
| General & administrative and other | 17,058 | 205 | 10.5% | 20% | 15,443 | 186 | 19% |
| Payroll | 17,292 | 208 | 7.7% | 20% | 16,059 | 193 | 19% |
| Property taxes | 13,779 | 166 | 5.2% | 16% | 13,095 | 158 | 16% |
| Repairs and maintenance | 15,652 | 188 | 1.4% | 18% | 15,430 | 186 | 19% |
| Marketing | 3,424 | 41 | -22.0% | 4% | 4,387 | 53 | 5% |
| Insurance | 1,801 | 22 | -3.0% | 2% | 1,856 | 22 | 2% |
| **Total same store wholly-owned operating expenses** | **$ 86,615** | **$ 1,042** | **4.3%** | **100%** | **$ 83,064** | **$ 1,000** | **100%** |
| **Weighted average same store wholly-owned beds** | **83,038** | | | | | | |

| | Three Months Ended December 31, | | | | | | |
|---|---|---|---|---|---|---|---|
| | 2014 | | | | 2013 | | |
| | Total | Per Bed | % Change From Prior Year | % of Total Operating Expenses | Total | Per Bed | % of Total Operating Expenses |
| Utilities | $ 17,890 | $ 216 | 2.3% | 26% | $ 17,486 | $ 211 | 26% |
| General & administrative and other | 14,240 | 172 | 11.4% | 21% | 12,783 | 154 | 19% |
| Payroll | 13,641 | 164 | 4.6% | 20% | 13,046 | 157 | 20% |
| Property taxes | 14,064 | 169 | 2.4% | 20% | 13,737 | 165 | 21% |
| Repairs and maintenance | 4,304 | 52 | 8.0% | 6% | 3,986 | 48 | 6% |
| Marketing | 2,522 | 30 | -19.9% | 4% | 3,147 | 38 | 5% |
| Insurance | 1,804 | 22 | -1.6% | 3% | 1,834 | 22 | 3% |
| **Total same store wholly-owned operating expenses** | **$ 68,465** | **$ 825** | **3.7%** | **100%** | **$ 66,019** | **$ 795** | **100%** |
| **Weighted average same store wholly-owned beds** | **83,012** | | | | | | |

AMERICAN CAMPUS COMMUNITIES | 8

# SEASONALITY OF OPERATIONS[1]

## 2014 annual same store grouping

## $ in thousands, except for per bed amounts

| | Three Months Ended | | | | | |
|---|---|---|---|---|---|---|
| | December 31, 2013 | March 31, 2014 | June 30, 2014 | September 30, 2014 | December 31, 2014 | Total/Weighted Average- Last 12 Months |
| **2014 annual same store properties** | | | | | | |
| **Revenue per occupied bed** | | | | | | |
| Rental revenue per occupied bed per month | $ 592 | $ 590 | $ 582 | $ 585 | $ 603 | $ 590 |
| Other income per occupied bed per month[2] | 43 | 45 | 48 | 64 | 43 | 50 |
| **Total revenue per occupied bed** | **$ 635** | **$ 635** | **$ 630** | **$ 649** | **$ 646** | **$ 640** |
| Average number of owned beds | 83,057 | 83,057 | 83,057 | 83,038 [3] | 83,012 [4] | 83,041 |
| Average physical occupancy for the quarter | 96.8% | 96.8% | 93.3% | 94.0% | 97.6% | 95.4% |
| Total revenue | $ 153,191 | $ 153,251 | $ 146,409 | $ 151,917 | $ 156,737 | $ 608,314 |
| Property operating expenses | 66,019 | 67,473 | 68,014 | 86,615 | 68,465 | 290,567 |
| Net operating income | $ 87,172 | $ 85,778 | $ 78,395 | $ 65,302 | $ 88,272 | $ 317,747 |
| *Operating margin* | *56.9%* | *56.0%* | *53.5%* | *43.0%* | *56.3%* | *52.2%* |
| **2014 new properties** | | | | | | |
| **Revenue per occupied bed** | | | | | | |
| Rental revenue per occupied bed per month | $ 755 | $ 760 | $ 745 | $ 698 | $ 747 | $ 738 |
| Other income per occupied bed per month[2] | 75 | 101 | 150 | 141 | 89 | 116 |
| **Total revenue per occupied bed** | **$ 830** | **$ 861** | **$ 895** | **$ 839** | **$ 836** | **$ 854** |
| Average number of owned beds | 7,284 | 7,670 | 7,574 | 9,205 | 11,323 | 8,943 |
| Average physical occupancy for the quarter | 97.4% | 96.6% | 82.8% | 87.4% | 98.5% | 91.9% |
| Total revenue | $ 17,680 | $ 19,138 | $ 16,833 | $ 20,260 | $ 27,945 | $ 84,176 |
| Property operating expenses | 8,677 | 8,022 | 7,753 | 11,296 | 11,076 | 38,147 |
| Net operating income | $ 9,003 | $ 11,116 | $ 9,080 | $ 8,964 | $ 16,869 | $ 46,029 |
| *Operating margin* | *50.9%* | *58.1%* | *53.9%* | *44.2%* | *60.4%* | *54.7%* |
| **ALL PROPERTIES** | | | | | | |
| **Revenue per occupied bed** | | | | | | |
| Rental revenue per occupied bed per month | $ 605 | $ 605 | $ 594 | $ 595 | $ 620 | $ 604 |
| Other income per occupied bed per month[2] | 46 | 50 | 55 | 71 | 48 | 56 |
| **Total revenue per occupied bed** | **$ 651** | **$ 655** | **$ 649** | **$ 666** | **$ 668** | **$ 660** |
| Average number of owned beds | 90,341 | 90,727 | 90,631 | 92,243 | 94,335 | 91,984 |
| Average physical occupancy for the quarter | 96.8% | 96.7% | 92.5% | 93.3% | 97.7% | 95.1% |
| Total revenue | $ 170,871 | $ 172,389 | $ 163,242 | $ 172,177 | $ 184,682 | $ 692,490 |
| Property operating expenses | 74,696 | 75,495 | 75,767 | 97,911 | 79,541 | 328,714 |
| Net operating income | $ 96,175 | $ 96,894 | $ 87,475 | $ 74,266 | $ 105,141 | $ 363,776 |
| *Operating margin* | *56.3%* | *56.2%* | *53.6%* | *43.1%* | *56.9%* | *52.5%* |
| **2014 sold properties[5]** | | | | | | |
| Total revenue | $ 430 | $ 434 | $ 422 | $ 348 | $ - | $ 1,204 |
| Property operating expenses | 281 | 313 | 267 | 321 | - | 901 |
| Net operating income | $ 149 | $ 121 | $ 155 | $ 27 | $ - | $ 303 |

Note: The same store grouping above includes properties owned or operating for the entire year ended December 31, 2013 (i.e. properties purchased or developed on or prior to December 31, 2012.)

1. Excludes sold properties with the exception of The Enclave which was sold in September 2014 and is discussed in more detail below (note 5). All such properties are included in discontinued operations on the consolidated statements of comprehensive income (refer to page 3).
2. Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, etc.
3. The decrease in the average number of owned beds from prior quarters is due to a fire at one of our properties that damaged 32 beds which are being rebuilt and will be available for occupancy in Spring 2015.
4. The decrease in the average number of owned beds from the prior quarter is due to the sale of one building containing 20 beds at Campustown Rentals in Champaign, Illinois.
5. Includes The Enclave, a 480-bed wholly owned property that was sold in September 2014. Due to a recent change in accounting guidance, The Enclave along with future disposals of individual operating properties or portfolios that do not represent a strategic shift in the Company's operations will no longer qualify as discontinued operations and will be classified within income from continuing operations on the consolidated statements of comprehensive income (refer to page 3).

AMERICAN CAMPUS COMMUNITIES | 9

# SEASONALITY OF OPERATIONS

## Build-up to 2015 annual same store grouping
## $ in thousands, except for per bed amounts

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2014 | June 30, 2014 | September 30, 2014 | December 31, 2014 | Total/Weighted Average - Last 12 Months |
| **2014 annual same store properties[1]** | | | | | |
| **Revenue per occupied bed** | | | | | |
| Rental revenue per occupied bed per month | $ 595 | $ 586 | $ 588 | $ 606 | $ 594 |
| Other income per occupied bed per month[2] | 45 | 48 | 64 | 43 | 50 |
| **Total revenue per occupied bed** | **$ 640** | **$ 634** | **$ 652** | **$ 649** | **$ 644** |
| Average number of owned beds | 77,773 | 77,773 | 77,754 [3] | 77,728 [4] | 77,757 |
| Average physical occupancy for the quarter | 96.6% | 93.0% | 93.7% | 97.5% | 95.2% |
| Total revenue | $ 144,250 | $ 137,490 | $ 142,632 | $ 147,576 | $ 571,948 |
| Property operating expenses | 63,768 | 64,311 | 81,755 | 64,645 | 274,479 |
| Net operating income | $ 80,482 | $ 73,179 | $ 60,877 | $ 82,931 | $ 297,469 |
| *Operating margin* | *55.8%* | *53.2%* | *42.7%* | *56.2%* | *52.0%* |
| **2015 new annual same store properties[5]** | | | | | |
| **Revenue per occupied bed** | | | | | |
| Rental revenue per occupied bed per month | $ 770 | $ 748 | $ 710 | $ 797 | $ 758 |
| Other income per occupied bed per month[2] | 74 | 102 | 113 | 88 | 93 |
| **Total revenue per occupied bed** | **$ 844** | **$ 850** | **$ 823** | **$ 885** | **$ 851** |
| Average number of owned beds | 7,311 | 7,311 | 7,311 | 7,311 | 7,311 |
| Average physical occupancy for the quarter | 97.9% | 84.9% | 85.7% | 99.1% | 91.9% |
| Total revenue | $ 18,128 | $ 15,818 | $ 15,458 | $ 19,236 | $ 68,640 |
| Property operating expenses | 7,444 | 7,157 | 8,578 | 7,534 | 30,713 |
| Net operating income | $ 10,684 | $ 8,661 | $ 6,880 | $ 11,702 | $ 37,927 |
| *Operating margin* | *58.9%* | *54.8%* | *44.5%* | *60.8%* | *55.3%* |
| **2015 ANNUAL SAME STORE PROPERTIES** | | | | | |
| **Revenue per occupied bed** | | | | | |
| Rental revenue per occupied bed per month | $ 610 | $ 598 | $ 598 | $ 623 | $ 607 |
| Other income per occupied bed per month[2] | 48 | 52 | 68 | 47 | 54 |
| **Total revenue per occupied bed** | **$ 658** | **$ 650** | **$ 666** | **$ 670** | **$ 661** |
| Average number of owned beds | 85,084 | 85,084 | 85,065 | 85,039 | 85,068 |
| Average physical occupancy for the quarter | 96.8% | 92.3% | 93.1% | 97.7% | 94.9% |
| Total revenue | $ 162,378 | $ 153,308 | $ 158,090 | $ 166,812 | $ 640,588 |
| Property operating expenses | 71,212 | 71,468 | 90,333 | 72,179 | 305,192 |
| Net operating income | $ 91,166 | $ 81,840 | $ 67,757 | $ 94,633 | $ 335,396 |
| *Operating margin* | *56.1%* | *53.4%* | *42.9%* | *56.7%* | *52.4%* |

Note: The purpose of the table above is to provide a build-up to the 2015 annual same store property grouping.

1. This section presents operating results for the 2014 annual same store properties from page 9 excluding: (1) seven properties containing 4,107 beds sold in January 2015 (see page 19), (2) Sunnyside Commons, a 161-bed property in Morgantown, WV which is not being leased for the 2015/2016 academic year in preparation for its planned redevelopment (see page 20), and (3) University Crossings, a 1,016-bed property in Philadelphia, PA which is expected to undergo renovations this summer and will require residents to vacate units.
2. Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, etc.
3. The decrease in the average number of owned beds from prior quarters is due to a fire at one of our properties that damaged 32 beds which are being rebuilt and will be available for occupancy in Spring 2015.
4. The decrease in the average number of owned beds from the prior quarter is due to the sale of one building containing 20 beds at Campustown Rentals in Champaign, Illinois.
5. Includes the following properties opened or acquired in 2013 that will become part of the same store grouping for 2015: (1) Cardinal Towne and U Centre at Fry Street – both acquired in November 2013, (2) Park Point – acquired in October 2013, (3) Townhomes at Newtown Crossing – acquired in September 2013, (4) The Lodges of East Lansing Phase II and 7th Street Station – both acquired in July 2013 and (5) seven properties that completed construction and opened for operations in August and September 2013.

AMERICAN CAMPUS COMMUNITIES | 10

# PORTFOLIO OVERVIEW
## Wholly-owned properties – summary

| Property Type | Design Units | Design Beds | Physical Occupancy at December 31, 2014 | Physical Occupancy at December 31, 2013 |
|---|---|---|---|---|
| **Q4 2014 Same Store Wholly-owned Properties[1]** | **28,370** | **88,233** | **97.6%** | **96.8%** |
| New Wholly-owned Properties | | | | |
| 2013 Acquisition Properties[2] | 749 | 2,083 | 100.2% | 100.5% |
| 2014 Acquisition Properties[3] | 190 | 610 | 99.7% | n/a |
| New Development Deliveries[4] | 1,130 | 3,573 | 99.6% | n/a |
| **Subtotal - New Wholly-owned Properties** | **2,069** | **6,266** | **99.8%** | **100.5%** [5] |
| **Total - Wholly-owned Properties** | **30,439** | **94,499** | **97.7%** | **96.8%** [5] |
| **On Campus Participating Properties[6]** | **2,087** | **5,086** | **98.3%** | **96.7%** [5] |

Note: The same store grouping above includes all properties in the same store grouping for the fourth quarter 2014. This represents properties purchased or developed prior to October 1, 2013.

1. Excludes 8 design units and 32 design beds from The Edge in Charlotte, NC, which incurred property damage resulting from a fire in July 2014. The 32 beds damaged by the fire are being rebuilt and will be available for occupancy in Spring 2015. In addition, during the fourth quarter, the company sold one apartment building at Campustown Rentals in Champaign, IL containing 16 design units and 20 design beds.
2. Includes the following properties: 1) Park Point in Rochester, NY – acquired in October 2013, 2) Cardinal Towne in Louisville, KY – acquired in November 2013 and 3) U Centre at Fry Street in Denton, TX – acquired in November 2013.
3. Represents The Standard, a 610-bed property located in Athens, GA that was purchased in October 2014.
4. Includes five wholly-owned properties that completed construction and opened for operations in June and August 2014. Also includes University Walk, a property subject to a pre-sale agreement that completed construction in August 2014 and was purchased by the company in February 2015.
5. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year occupancy.
6. Includes College Park, a 224-unit, 567-bed on-campus participating property that commenced operations in August 2014 and serves students attending West Virginia University.

AMERICAN CAMPUS COMMUNITIES | 11

# 2015/2016 LEASING STATUS

## Wholly-owned properties – summary

| Applications + Leases | Current Year: Applications + Leases[1] | Current Year: Rentable Beds[2] | Current Year: % of Rentable Beds | Prior Year: % of Rentable Beds | Design Beds | Final Fall 2014 Occupancy[3] |
|---|---|---|---|---|---|---|
| Q4 2015 Same Store Wholly-owned Properties[4] | 54,288 | 88,384 | 61.4% | 60.2% | 88,637 | 97.5% |
| New Wholly-owned Properties | 2,734 | 4,807 | 56.9% | n/a | 4,814 | n/a |
| Total - Wholly-owned Properties | 57,022 | 93,191 | 61.2% | 60.2%[5] | 93,451 | 97.5%[5] |

| Leases | Current Year: Leases[1] | Current Year: Rentable Beds[2] | Current Year: % of Rentable Beds | Prior Year: % of Rentable Beds | Design Beds | Final Fall 2014 Occupancy[3] | Initial Projected Rate Increase | Current Projected Rate Increase[6] |
|---|---|---|---|---|---|---|---|---|
| Q4 2015 Same Store Wholly-owned Properties[4] | 48,686 | 88,384 | 55.1% | 53.4% | 88,637 | 97.5% | 2.8% | 2.9% |
| New Wholly-owned Properties | 2,538 | 4,807 | 52.8% | n/a | 4,814 | n/a | n/a | n/a |
| Total - Wholly-owned Properties | 51,224 | 93,191 | 55.0% | 53.4%[5] | 93,451 | 97.5%[5] | 2.8% | 2.9% |

Note: The same store grouping presented above for purposes of disclosing the pre-leasing status for the upcoming 2015/2016 academic year represents properties that will be classified as same store properties during the fourth quarter 2015 (the first full quarter of operations in the 2015/2016 academic year.) This represents properties purchased or developed prior to October 1, 2014.

1. As of February 13, 2015 for current year and February 13, 2014 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2014.
4. Does not include Sunnyside Commons in Morgantown, West Virginia which is not being leased for the 2015/2016 academic year in preparation for its planned redevelopment.
5. Properties not owned or under ACC management during the prior year, or properties whose leasing progress is not comparable to the prior year as a result of plans to renovate or redevelop the property, are excluded for purposes of calculating the prior year percentage of rentable beds and final fall 2014 occupancy.
6. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES | 12

# 2015/2016 LEASING STATUS

## Q4 2015 same store properties with final fall 2014 occupancy of 98% or greater

| | | Current Year | | | Prior Year | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | | Leases[1] | Rentable Beds[2] | % of Rentable Beds | % of Rentable Beds | Design Beds | Final Fall 2014 Occupancy[3] | Initial Projected Rate Increase | Current Projected Rate Increase[4] |
| 1. | The Callaway House Austin-Austin, TX | 709 | 740 | 95.8% | 87.2% | 753 | 99.5% | 24.9% | 28.5%[5] |
| 2. | 26 West-Austin, TX | 1,001 | 1,024 | 97.8% | 98.2% | 1,026 | 99.4% | 5.0% | 5.8% |
| 3. | The Lodges of East Lansing-East Lansing, MI | 1,015 | 1,049 | 96.8% | 97.1% | 1,049 | 98.9% | 4.7% | 5.7% |
| 4. | University Walk-Knoxville, TN[6] | 521 | 524 | 99.4% | 99.4% | 526 | 98.9% | 5.0% | 5.2% |
| 5. | Chestnut Square-Philadelphia, PA (ACE)[8] | 826 | 858 | 96.3% | 98.4% | 861 | 99.7% | 4.5% | 5.2% |
| 6. | Landmark-Ann Arbor, MI | 601 | 606 | 99.2% | 96.4% | 606 | 99.3% | 4.8% | 5.0% |
| 7. | The Callaway House-College Station, TX | 460 | 527 | 87.3% | 98.9% | 538 | 104.1% | 5.2% | 5.0% |
| 8. | U Club on Woodward-Tallahassee, FL | 443 | 448 | 98.9% | 103.1% | 448 | 99.1% | 4.5% | 4.9% |
| 9. | 601 Copeland-Tallahassee, FL | 283 | 283 | 100.0% | 98.6% | 283 | 99.3% | 4.5% | 4.8% |
| 10. | U Centre at Northgate-College Station, TX (ACE) | 776 | 780 | 99.5% | 98.5% | 784 | 99.5% | 4.1% | 4.8% |
| 11. | West 27th Place-Los Angeles, CA | 430 | 471 | 91.3% | 76.2% | 475 | 104.0% | 3.0% | 4.7% |
| 12. | 2nd Ave Centre-Gainesville, FL | 856 | 868 | 98.6% | 96.8% | 868 | 99.4% | 3.8% | 4.6% |
| 13. | Avalon Heights-Tampa Bay, FL | 558 | 754 | 74.0% | 70.6% | 754 | 100.0% | 3.8% | 4.6% |
| 14. | University View-Prairie View, TX (ACE)[7] | 334 | 334 | 100.0% | 98.5% | 336 | 100.0% | 4.5% | 4.5% |
| 15. | 922 Place-Tempe, AZ | 461 | 467 | 98.7% | 82.0% | 468 | 99.1% | 3.5% | 4.4% |
| 16. | Aztec Corner-San Diego, CA | 571 | 602 | 94.9% | 58.1% | 606 | 98.5% | 3.2% | 4.4% |
| 17. | University Village Northwest-Prairie View, TX (ACE)[7] | 144 | 144 | 100.0% | 60.4% | 144 | 100.0% | 4.3% | 4.3% |
| 18. | University Edge-Kent, OH | 602 | 606 | 99.3% | 98.2% | 608 | 99.0% | 3.9% | 4.2% |
| 19. | Plaza on University-Orlando, FL | 1,308 | 1,312 | 99.7% | 73.1% | 1,313 | 99.7% | 3.4% | 4.2% |
| 20-21. | Vintage and Texan West Campus-Austin, TX | 283 | 309 | 91.6% | 97.7% | 311 | 99.4% | 4.1% | 4.1% |
| 22. | The Province-Tampa, FL | 536 | 947 | 56.6% | 29.5% | 947 | 100.0% | 2.7% | 4.1% |
| 23. | Hilltop Townhomes-Flagstaff, AZ (ACE) | 572 | 576 | 99.3% | 99.1% | 576 | 99.3% | 3.8% | 4.1% |
| 24. | University Manor-Greenville, NC | 470 | 600 | 78.3% | 51.8% | 600 | 98.7% | 3.0% | 4.0% |
| 25. | University Trails-Lubbock, TX | 523 | 684 | 76.5% | 41.5% | 684 | 99.0% | 3.3% | 3.9% |
| 26. | U Club Townhomes on Marion Pugh-College Station, TX | 533 | 640 | 83.3% | 98.3% | 640 | 99.4% | 3.8% | 3.9% |
| 27. | U Pointe Kennesaw-Kennesaw, GA | 562 | 793 | 70.9% | 31.5% | 795 | 99.0% | 3.8% | 3.8% |
| 28. | University Village at Boulder Creek-Boulder, CO | 296 | 305 | 97.0% | 97.0% | 309 | 98.7% | 3.1% | 3.6% |
| 29. | The Cottages of Durham-Durham, NH | 506 | 615 | 82.3% | 95.6% | 619 | 99.0% | 3.8% | 3.6% |
| 30. | Abbott Place-East Lansing, MI | 596 | 650 | 91.7% | 81.1% | 654 | 99.4% | 3.3% | 3.5% |
| 31. | University Pointe at College Station-Portland, OR (ACE)[7] | 186 | 976 | 19.1% | 20.3% | 978 | 99.2% | 3.4% | 3.3% |
| 32. | Entrada Real-Tucson, AZ | 187 | 363 | 51.5% | 49.9% | 363 | 98.9% | 3.3% | 3.3% |
| 33. | University Oaks-Columbia, SC | 566 | 662 | 85.5% | 97.6% | 662 | 99.1% | 2.5% | 3.3% |
| 34. | University Heights-Knoxville, TN | 356 | 632 | 56.3% | 78.0% | 636 | 98.9% | 3.2% | 3.2% |
| 35. | Lofts54-Champaign, IL | 150 | 172 | 87.2% | 98.3% | 172 | 100.0% | 3.2% | 3.2% |
| 36-37. | Willowtree Apartments and Towers-Ann Arbor, MI | 603 | 847 | 71.2% | 74.5% | 851 | 99.3% | 3.2% | 3.1% |
| 38. | University Pointe-Lubbock, TX | 401 | 682 | 58.8% | 43.3% | 682 | 99.0% | 2.8% | 3.1% |
| 39. | University Gables-Murfreesboro, TN | 175 | 644 | 27.2% | 26.7% | 648 | 99.1% | 3.0% | 3.0% |
| 40. | University Heights-Birmingham, AL | 144 | 525 | 27.4% | 51.2% | 528 | 98.9% | 3.0% | 3.0% |
| 41. | Nittany Crossing-State College, PA | 516 | 684 | 75.4% | 81.9% | 684 | 99.4% | 3.0% | 3.0% |

1. As of February 13, 2015 for current year and February 13, 2014 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2014.
4. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.
5. Includes the effect of Penthouse apartment units, previously leased on a 12-month basis, being converted to residence hall beds, leased on a 9-month basis, for the 2015/2016 academic year at a significantly higher price point. As a result, rental revenue for this property for the full year 2015 is anticipated to increase approximately 13.8% over the full year 2014.
6. Property completed construction in August 2014 and was subject to a pre-sale agreement. The company completed the purchase of this property in February 2015.
7. Property is leased under the University on-campus assignment process.

AMERICAN CAMPUS COMMUNITIES | 13

# 2015/2016 LEASING STATUS

## Q4 2015 same store properties with final fall 2014 occupancy of 98% or greater, continued

| | | Current Year | | | Prior Year | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | | Leases[1] | Rentable Beds[2] | % of Rentable Beds | % of Rentable Beds | Design Beds | Final Fall 2014 Occupancy[3] | Initial Projected Rate Increase | Current Projected Rate Increase[4] |
| 42. | The Province-Greensboro, NC | 337 | 696 | 48.4% | 37.6% | 696 | 98.6% | 2.9% | 2.9% |
| 43. | U Club Cottages-Baton Rouge, LA | 161 | 308 | 52.3% | 90.9% | 308 | 99.0% | 3.1% | 2.8% |
| 44. | Garnet River Walk-West Colombia, SC | 298 | 476 | 62.6% | 73.3% | 476 | 98.7% | 2.8% | 2.8% |
| 45-46. | Villas at Vista and Vista del Sol-Tempe, AZ (ACE) | 2,237 | 2,266 | 98.7% | 69.0% | 2,266 | 98.6% | 2.1% | 2.8% |
| 47. | The Village at Overton Park-Lubbock, TX | 442 | 610 | 72.5% | 54.6% | 612 | 98.0% | 2.4% | 2.8% |
| 48. | Villas at Chestnut Ridge-Amherst, NY | 225 | 550 | 40.9% | 46.7% | 552 | 99.3% | 2.8% | 2.7% |
| 49. | University Club Apartments-Gainesville, FL | 177 | 376 | 47.1% | 80.6% | 376 | 98.9% | 2.7% | 2.7% |
| 50. | 309 Green-Champaign, IL | 315 | 416 | 75.7% | 87.0% | 416 | 98.8% | 2.6% | 2.6% |
| 51. | Cardinal Towne-Louisville, KY | 250 | 543 | 46.0% | 67.2% | 545 | 98.5% | 3.0% | 2.5% |
| 52. | Grindstone Canyon-Columbia, MO | 231 | 382 | 60.5% | 63.1% | 384 | 99.2% | 2.5% | 2.5% |
| 53. | Lions Crossing-State College, PA | 320 | 696 | 46.0% | 50.4% | 696 | 99.4% | 2.5% | 2.5% |
| 54. | Raiders Pass-Lubbock, TX | 322 | 825 | 39.0% | 37.8% | 828 | 99.5% | 2.5% | 2.5% |
| 55. | 7th Street Station-Corvallis, OR | 111 | 309 | 35.9% | 16.2% | 309 | 98.7% | 2.5% | 2.5% |
| 56. | Park Point-Rochester, NY | 498 | 924 | 53.9% | 61.5% | 924 | 102.7% | 2.5% | 2.5% |
| 57. | The Village at Science Drive-Orlando, FL | 282 | 732 | 38.5% | 36.1% | 732 | 99.5% | 2.5% | 2.5% |
| 58. | Tower at Third-Champaign, IL | 164 | 373 | 44.0% | 57.9% | 375 | 99.5% | 2.5% | 2.5% |
| 59. | Campustown-Ames, IA | 1,161 | 1,217 | 95.4% | 89.3% | 1,217 | 99.8% | 2.7% | 2.5% |
| 60. | University Village at Sweethome-Amherst, NY | 211 | 827 | 25.5% | 25.8% | 828 | 100.0% | 2.8% | 2.4% |
| 61-62. | U Club on Frey-Kennesaw, GA | 473 | 864 | 54.7% | 50.7% | 864 | 99.5% | 2.4% | 2.4% |
| 63. | The Centre-Kalamazoo, MI | 258 | 700 | 36.9% | 28.6% | 700 | 98.7% | 2.4% | 2.4% |
| 64. | Burbank Commons-Baton Rouge, LA | 177 | 530 | 33.4% | 31.9% | 532 | 98.9% | 2.4% | 2.4% |
| 65. | The Lofts at Capital Garage-Richmond, VA | 32 | 144 | 22.2% | 45.8% | 144 | 100.0% | 2.4% | 2.4% |
| 66. | Raiders Crossing-Murfreesboro, TN | 63 | 276 | 22.8% | 18.8% | 276 | 98.9% | 2.4% | 2.4% |
| 67. | The Block-Austin, TX | 1,229 | 1,555 | 79.0% | 77.3% | 1,555 | 98.4% | 2.5% | 2.4% |
| 68. | 25Twenty-Lubbock, TX | 266 | 558 | 47.7% | 43.9% | 562 | 99.3% | 2.3% | 2.4% |
| 69. | Villas on Rensch-Amherst, NY | 396 | 610 | 64.9% | 61.1% | 610 | 99.0% | 2.3% | 2.3% |
| 70-72. | The Summit & Jacob Heights-Mankato, MN | 443 | 930 | 47.6% | 72.7% | 930 | 98.4% | 2.5% | 2.3% |
| 73. | The Province-Rochester, NY | 452 | 816 | 55.4% | 47.9% | 816 | 101.2% | 2.2% | 2.2% |
| 74. | Aggie Station-Bryan, TX | 333 | 448 | 74.3% | 55.6% | 450 | 100.0% | 2.0% | 2.1% |
| 75. | City Parc at Fry Street-Denton, TX | 135 | 418 | 32.3% | 36.4% | 418 | 98.3% | 2.1% | 2.1% |
| 76. | Peninsular Place-Ypsilanti, MI | 95 | 475 | 20.0% | 17.1% | 478 | 99.0% | 2.1% | 2.1% |
| 77. | Forest Village and Woodlake-Columbia, MO | 326 | 700 | 46.6% | 44.3% | 704 | 98.9% | 2.1% | 2.1% |
| 78. | University Crescent-Baton Rouge, LA | 202 | 612 | 33.0% | 40.2% | 612 | 99.5% | 2.1% | 2.1% |
| 79. | Uptown Apartments-Denton, TX | 139 | 528 | 26.3% | 23.5% | 528 | 98.5% | 2.0% | 2.0% |
| 80. | University Village-Sacramento, CA | 162 | 389 | 41.6% | 22.1% | 394 | 107.4% | 2.0% | 2.0% |
| 81. | Villas on Sycamore-Huntsville, TX | 324 | 680 | 47.6% | 42.8% | 680 | 99.4% | 1.8% | 1.9% |
| 82. | Stone Gate-Harrisonburg, VA | 652 | 672 | 97.0% | 96.1% | 672 | 98.8% | 0.5% | 1.9% |
| 83. | Callaway Villas-College Station, TX | 203 | 702 | 28.9% | 27.4% | 704 | 99.3% | 2.0% | 1.9% |
| 84. | The Edge-Orlando, FL | 242 | 930 | 26.0% | 22.5% | 930 | 99.2% | 1.8% | 1.8% |

1. As of February 13, 2015 for current year and February 13, 2014 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2014.
4. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES | 14

# 2015/2016 LEASING STATUS

## Q4 2015 same store properties with final fall 2014 occupancy of 98% or greater, continued

| | | Current Year | | | Prior Year | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | | Leases[1] | Rentable Beds[2] | % of Rentable Beds | % of Rentable Beds | Design Beds | Final Fall 2014 Occupancy[3] | Initial Projected Rate Increase | Current Projected Rate Increase[4] |
| 85. | Campus Edge on UTA Boulevard-Arlington, TX | 227 | 488 | 46.5% | 33.6% | 488 | 100.0% | 2.0% | 1.8% |
| 86-87. | The Suites-Flagstaff, AZ (ACE) | 548 | 876 | 62.6% | 48.1% | 878 | 99.9% | 3.0% | 1.7% |
| 88. | U Club Townhomes at Overton Park-Lubbock, TX | 245 | 444 | 55.2% | 52.3% | 448 | 99.1% | 1.6% | 1.6% |
| 89-91. | University Village-Tallahassee, FL | 314 | 716 | 43.9% | 59.9% | 716 | 98.6% | 1.5% | 1.5% |
| 92. | Campus Trails-Starkville, MS | 224 | 478 | 46.9% | 46.0% | 480 | 98.5% | 1.5% | 1.5% |
| 93. | Campus Way-Tuscaloosa, AL | 151 | 676 | 22.3% | 40.7% | 680 | 98.7% | 2.0% | 1.5% |
| 94. | The Province-Louisville, KY | 464 | 856 | 54.2% | 52.3% | 858 | 98.0% | 1.2% | 1.2% |
| 95. | University Village-Fresno, CA | 176 | 406 | 43.3% | 28.3% | 406 | 99.0% | 1.2% | 1.2% |
| 96. | Lakeside Apartments-Athens, GA | 327 | 774 | 42.2% | 25.5% | 776 | 98.2% | 1.0% | 1.0% |
| 97. | The Varsity-College Park, MD | 130 | 901 | 14.4% | 21.3% | 901 | 99.4% | 1.0% | 1.0% |
| 98. | Bishops Square-San Marcos, TX | 131 | 315 | 41.6% | 39.0% | 315 | 98.1% | 1.0% | 1.0% |
| 99. | The Edge-Charlotte, NC | 264 | 720 | 36.7% | 60.3% | 720 | 99.4% | 1.0% | 1.0% |
| 100. | University Walk-Charlotte, NC | 176 | 480 | 36.7% | 50.2% | 480 | 99.2% | 1.0% | 1.0% |
| 101. | Lobo Village-Albuquerque, NM (ACE) | 278 | 856 | 32.5% | 17.9% | 864 | 98.7% | 1.3% | 1.0% |
| 102. | Olde Towne University Square-Toledo, OH | 219 | 550 | 39.8% | 55.2% | 550 | 100.0% | 0.0% | 0.0% |
| 103. | University Commons-Minneapolis, MN | 147 | 478 | 30.8% | 69.0% | 480 | 115.4% | 1.7% | -2.2% |
| 104. | Royal Lexington-Lexington, KY | 269 | 364 | 73.9% | 29.7% | 364 | 98.9% | -2.9% | -3.5% |
| 105. | GrandMarc Seven Corners-Minneapolis, MN | 171 | 437 | 39.1% | 41.0% | 440 | 119.8% | 1.0% | -4.2% |
| | **Subtotal - Q4 2015 Same Store Properties With Final Fall 2014 Occupancy of 98% or Greater** | **38,865** | **61,581** | **63.1%** | **60.2%** | **61,728** | **99.6%** | **3.4%** | **3.6%** |

1. As of February 13, 2015 for current year and February 13, 2014 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2014.
4. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES | 15

2015/2016 LEASING STATUS Q4 2015 same store properties with final fall 2014 occupancy between 95% and 98%  1.As of February 13, 2015 for current year and February 13, 2014 for prior year. 2.Rentable beds exclude beds needed for on-site staff.  3.As of September 30, 2014.  4.Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company’s leasing cycle, up to targeted occupancy. 5.Property is leased under the University on-campus assignment process. 16 Leases1Rentable Beds2% of Rentable Beds% of Rentable Beds1.The Woods at Greenland-Murfreesboro, TN8727631.5%18.5%27697.8%3.1%3.1% 2.Barrett Honors College-Tempe, AZ (ACE)501,7150.0%15.7%1,72197.9%3.0%3.0% 3.Manzanita-Tempe, AZ  (ACE)508120.0%21.8%81697.2%3.0%3.0% 4.Pirates Place Townhomes-Greenville, NC25152847.5%29.4%52895.8%2.5%2.5% 5.Icon Plaza-Los Angeles, CA9425137.5%39.0%25397.2%2.5%2.5% 6.RAMZ Apts on Broad-Richmond, VA9717256.4%40.1%17297.7%2.3%2.3% 7.Chauncey Square-West Lafayette, IN30338678.5%66.6%38695.9%2.4%2.3% 8.U Centre at Fry Street-Denton, TX20261432.9%30.3%61495.4%2.2%2.2% 9.River Mill-Athens, GA20946145.3%49.9%46197.6%2.1%2.1% 10.Union-Waco, TX8412070.0%51.7%12097.5%1.5%2.0% 11.The Village on Sixth Avenue-Huntington, WV23075230.6%26.1%75297.3%2.0%2.0% 12.Royal Village-Gainesville, FL27744861.8%81.7%44897.8%1.8%1.8% 13.Eagles Trail-Hattiesburg, MS14578818.4%17.4%79295.3%1.6%1.6% 14.The Townhomes at Newtown Crossing-Lexington, KY43760871.9%88.7%60897.0%1.5%1.5% 15.South View-Harrisonburg, VA79196082.4%69.9%96097.7%1.2%1.2% 16.The Estates-Gainesville, FL4501,03843.4%47.0%1,04495.4%1.1%1.1% 17.The Cottages of Baton Rouge-Baton Rouge, LA3851,28530.0%72.1%1,29095.3%2.5%1.0% 18.Campus Corner-Bloomington, IN47579659.7%44.2%79695.2%-0.3%0.5% 19-20.5 Twenty Four & 5 Twenty Five Angliana-Lexington, KY4941,05646.8%49.5%1,06095.7%0.5%0.5% 21.The Club-Athens, GA21748045.2%36.5%48097.5%0.5%0.5% 22.Newtown Crossing-Lexington, KY42794245.3%58.2%94296.5%0.0%0.1% 23.The Outpost-San Marcos, TX24048649.4%27.4%48695.9%0.0%0.0% Subtotal - Q4 2015 Same Store Properties With Final Fall 2014 Occupancy Between 95% and  98% 5,89514,97439.4%44.1%15,00596.5%1.8%1.7% Current  Projected Rate  Increase4Current YearPrior YearDesign  BedsFinal Fall 2014 Occupancy3Initial Projected Rate Increase

# 2015/2016 LEASING STATUS

## Q4 2015 same store properties with final fall 2014 occupancy less than 95%

| | | Current Year | | | Prior Year | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | | Leases[1] | Rentable Beds[2] | % of Rentable Beds | % of Rentable Beds | Design Beds | Final Fall 2014 Occupancy[3] | Initial Projected Rate Increase | Current Projected Rate Increase[4] |
| 1. | The Cottages of Columbia-Columbia, MO | 177 | 513 | 34.5% | 46.8% | 513 | 90.1% | 3.5% | 3.5% |
| 2. | The Castilian-Austin, TX | 163 | 612 | 26.6% | 14.7% | 623 | 86.4% | 5.5% | 3.5% |
| 3. | Merwick Stanworth-Princeton, NJ (ACE)[5] | 0 | 214 | 0.0% | 0.0% | 214 | 73.8% | 3.0% | 3.0% |
| 4. | Campustown Rentals-Champaign, IL | 638 | 742 | 86.0% | 65.9% | 746 | 93.2% | 2.5% | 2.5% |
| 5. | Casa de Oro-Glendale, AZ (ACE)[5] | 0 | 363 | 0.0% | 9.4% | 365 | 81.6% | 3.0% | 2.4% |
| 6. | Campus Edge-Harrisonburg, VA | 283 | 528 | 53.6% | 21.2% | 528 | 81.1% | 1.5% | 1.5% |
| 7. | University Centre-Newark, NJ | 151 | 836 | 18.1% | 24.9% | 838 | 75.8% | 1.5% | 1.5% |
| 8. | University Meadows-Mt. Pleasant, MI | 267 | 616 | 43.3% | 38.8% | 616 | 94.3% | 0.9% | 1.0% |
| 9. | Blanton Common-Valdosta, GA | 181 | 853 | 21.2% | 24.9% | 860 | 88.7% | 0.9% | 0.9% |
| 10. | The Retreat-San Marcos, TX | 476 | 778 | 61.2% | 46.7% | 780 | 94.6% | 0.8% | 0.8% |
| 11. | University Village-Philadelphia, PA | 195 | 743 | 26.2% | 26.8% | 749 | 88.3% | 0.5% | 0.5% |
| 12. | Sanctuary Lofts-San Marcos, TX | 211 | 487 | 43.3% | 43.9% | 487 | 93.4% | 0.5% | 0.5% |
| 13. | The Province-Dayton, OH | 143 | 656 | 21.8% | 20.0% | 657 | 92.1% | 0.3% | 0.3% |
| 14. | Villas at Babcock-San Antonio, TX | 136 | 791 | 17.2% | 20.8% | 792 | 88.4% | 0.2% | 0.2% |
| 15. | The Outpost-San Antonio, TX | 59 | 823 | 7.2% | 20.2% | 828 | 93.0% | 0.0% | 0.0% |
| 16-17. | University Club Townhomes-Tallahassee, FL | 419 | 734 | 57.1% | 36.8% | 736 | 90.6% | -1.0% | -1.0% |
| 18-19. | College Club Townhomes-Tallahassee, FL | 169 | 540 | 31.3% | 29.8% | 544 | 85.7% | -3.7% | -4.3% |
| 20. | Casas del Rio-Albuquerque, NM (ACE) | 258 | 1,000 | 25.8% | 25.4% | 1,028 | 83.0% | -4.8% | -4.6% |
| | **Subtotal - Q4 2015 Same Store Properties With Final Fall 2014 Occupancy Less than 95%** | **3,926** | **11,829** | **33.2%** | **30.0%** | **11,904** | **88.0%** | **0.8%** | **0.7%** |
| | **Total - Q4 2015 Same Store Properties** | **48,686** | **88,384** | **55.1%** | **53.4%** | **88,637** | **97.5%** | **2.8%** | **2.9%** |

1. As of February 13, 2015 for current year and February 13, 2014 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2014.
4. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.
5. Property is leased under the University on-campus assignment process.

AMERICAN CAMPUS COMMUNITIES | 17

# 2015/2016 LEASING STATUS

## New wholly-owned properties

| | | Current Year | | | Prior Year | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | | Leases[1] | Rentable Beds[2] | % of Rentable Beds | % of Rentable Beds | Design Beds | Final Fall 2014 Occupancy[3] | Initial Projected Rate Increase | Current Projected Rate Increase[4] |
| 1. | The Standard-Athens, GA | 594 | 609 | 97.5% | n/a | 610 | n/a | n/a | n/a |
| | **Subtotal - 2014 Acquisition Properties** | **594** | **609** | **97.5%** | **n/a** | **610** | **n/a** | **n/a** | **n/a** |
| 1. | U Club on Woodward Phase II-Tallahassee, FL | 496 | 496 | 100.0% | n/a | 496 | n/a | n/a | n/a |
| 2. | 160 Ross-Auburn, AL | 407 | 640 | 63.6% | n/a | 642 | n/a | n/a | n/a |
| 3. | The Summit at University City-Philadelphia, PA (ACE) | 657 | 1,313 | 50.0% | n/a | 1,316 | n/a | n/a | n/a |
| 4. | 2125 Franklin-Eugene, OR | 145 | 733 | 19.8% | n/a | 734 | n/a | n/a | n/a |
| | **Subtotal - 2015 Development Properties** | **1,705** | **3,182** | **53.6%** | **n/a** | **3,188** | **n/a** | **n/a** | **n/a** |
| 1. | University Crossings-Philadelphia, PA (ACE) | 239 | 1,016 | 23.5% | n/a | 1,016 | n/a | n/a | n/a |
| | **Subtotal - 2015 Redevelopment Properties** | **239** | **1,016** | **23.5%** | **n/a** | **1,016** | **n/a** | **n/a** | **n/a** |
| | **Total - New Wholly-owned Properties** | **2,538** | **4,807** | **52.8%** | **n/a** | **4,814** | **n/a** | **n/a** | **n/a** |
| | **Total - Wholly-owned Properties** | **51,224** | **93,191** | **55.0%** | **53.4%[5]** | **93,451** | **97.5%[5]** | **2.8%** | **2.9%** |

1. As of February 13, 2015 for current year and February 13, 2014 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2014.
4. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.
5. Properties not owned or under ACC management during the prior year, or properties whose leasing progress is not comparable to the prior year as a result of plans to renovate or redevelop the property, are excluded for purposes of calculating the prior year percentage of rentable beds and final fall 2014 occupancy.

AMERICAN CAMPUS COMMUNITIES | 18

# INVESTMENT UPDATE
$ in thousands

AMERICAN CAMPUS COMMUNITIES

ACQUISITIONS

Project	Location	Primary University Served	Units	Beds	Closing Date	Purchase Price	Assumed Mortgage Debt
The Standard	Athens, GA	University of Georgia	190	610	October 27, 2014		$ -
Park Point	Syracuse, NY	Syracuse University	66	226	February 13, 2015		11,621
			256	**836**		**$ 94,033**	**$ 11,621**

DISPOSITIONS

Project	Location	Primary University Served	Units	Beds	Closing Date	Sales Price	Outstanding Mortgage Debt
Hawks Landing	Oxford, OH	Miami University of Ohio	122	484	February 11, 2014		$ 15,600
The Enclave	Bowling Green, OH	Bowling Green State University	120	480	September 8, 2014		-
The Highlands	Reno, NV	University of Nevada at Reno	216	732	January 22, 2015		-
Portfolio Disposition							
The View	Lincoln, NE	University of Nebraska	157	590	January 30, 2015		-
Chapel Ridge	Chapel Hill, NC	University of North Carolina	180	544	January 30, 2015		-
Chapel View	Chapel Hill, NC	University of North Carolina	224	358	January 30, 2015		9,690
The Village at Alafaya Club	Orlando, FL	University of Central Florida	228	839	January 30, 2015		-
University Place	Charlottesville, VA	University of Virginia	144	528	January 30, 2015		-
University Greens	Norman, OK	University of Oklahoma	156	516	January 30, 2015		-
			1,547	**5,071**		**$ 197,507**	**$ 25,290**

AMERICAN CAMPUS COMMUNITIES | 19

# OWNED DEVELOPMENT UPDATE
## $ in thousands

AMERICAN CAMPUS COMMUNITIES

**OWNED DEVELOPMENT PROJECTS UNDER CONSTRUCTION**

| | | | | | | | As of December 31, 2014 | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Project | Project Type | Location | Primary University Served | Units | Beds | Estimated Project Cost | CIP[1] | Land and Other[2] | Total Costs Incurred | % Complete[3] | Scheduled Completion |
| The Summit at University City | ACE | Philadelphia, PA | Drexel University | 351 | 1,316 | $ 170,700 | $ 105,703 | $ 985 | $ 106,688 | 68% | September 2015 |
| 2125 Franklin | Off-campus | Eugene, OR | University of Oregon | 192 | 734 | 64,600 | 34,665 | 8,897 | 43,562 | 63% | September 2015 |
| 160 Ross | Off-campus | Auburn, AL | Auburn University | 182 | 642 | 41,300 | 19,402 | 3,536 | 22,938 | 51% | August 2015 |
| U Club on Woodward Phase II | Off-campus | Tallahassee, FL | Florida State University | 124 | 496 | 37,100 | 13,910 | 10,092 | 24,002 | 58% | August 2015 |
| | | | **SUBTOTAL - 2015 DELIVERIES** | **849** | **3,188** | **$ 313,700** | **$ 173,680** | **$ 23,510** | **$ 197,190** | | |
| Boulder, CO Development[4] | Off-campus | Boulder, CO | University of Colorado | 100 | 400 | $ 52,200 | $ 1,737 | $ 9,289 | $ 11,026 | 0% | August 2016 |
| USC Health Sciences Campus[5] | ACE | Los Angeles, CA | University of Southern California | 178 | 456 | 50,400 | 4,818 | - | 4,818 | 0% | August 2016 |
| | | | **SUBTOTAL - 2016 DELIVERIES** | **278** | **856** | **$ 102,600** | **$ 6,555** | **$ 9,289** | **$ 15,844** | | |

**OWNED DEVELOPMENT PIPELINE[6 7]**

| Project | Project Type | Location | Primary University Served | Anticipated Commencement | Approx. Targeted Beds | Estimated Project Cost[8] | Targeted Completion |
|---|---|---|---|---|---|---|---|
| Butler University | ACE | Indianapolis, IN | Butler University | Q1 2015 | 632 | $ 40,800 | Fall 2016 |
| Merwick Stanworth Phase II | ACE | Princeton, NJ | Princeton University | Q2 2015 | 379 | 44,600 | 2016[9] |
| University of Missouri | Off-campus | Columbia, MO | University of Missouri | Q3 2015 | 720 | TBD | Fall 2017 |
| Louisville Park Site | ACE | Louisville, KY | University of Louisville | TBD | 540 | TBD | Fall 2016 or Fall 2017 |
| Sunnyside Commons[10] | Off-campus | Morgantown, WV | West Virginia University | TBD | 530 | TBD | TBD |
| Carbondale Development | Off-campus | Carbondale, IL | Southern Illinois University | TBD | 650 | 32,100 | TBD |
| | | | | | 3,451 | $ 117,500 | |

1. The total construction in progress ("CIP") balance above excludes $5.2 million related to ongoing renovation projects at operating properties.
2. Consists of amounts incurred to purchase the land for off-campus development projects, as well as other development-related expenditures not included in CIP such as deposits, furniture, etc.
3. Based on costs incurred under the general construction contract as of December 31, 2014.
4. The company purchased a site containing an existing hotel which the seller operated until November 2014, at which point the company began the abatement phase of the project. As of December 31, 2014, the project remained in the abatement/demolition phase with construction of the student housing facility expected to commence in March 2015.
5. As of December 31, 2014, the project was in the utility relocation phase and construction of the facility commenced in January 2015.
6. Does not include undeveloped land parcels in 5 university markets totaling $38.7 million.
7. Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions. ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.
8. Estimated project costs include land and other predevelopment costs of $8.0 million incurred as of December 31, 2014 for owned development pipeline projects.
9. This community will serve faculty and staff members of Princeton University and, unlike student housing communities, this property is expected to stabilize during the first academic session.
10. The Company is not leasing this property for the 2015/2016 academic year in preparation for its planned redevelopment.

AMERICAN CAMPUS COMMUNITIES | 20

# THIRD-PARTY DEVELOPMENT UPDATE
## $ in thousands

| | Three Months Ended December 31, | | | Year Ended December 31, | | |
|---|---|---|---|---|---|---|
| | 2014 | 2013 | $ Change | 2014 | 2013 | $ Change |
| Development services revenue | $ 394 | $ 827 | $ (433) | $ 4,018 | $ 2,483 | $ 1,535 |
| % of total revenue | 0.2% | 0.5% | | 0.5% | 0.4% | |

**CONTRACTED PROJECTS IN PROGRESS**

| Project | Location | Primary University Served | Units | Beds | Total Fees | Fees Earned as of December 31, 2014 | Fees Earned in Current Year | Remaining Fees as of December 31, 2014 | Scheduled Completion |
|---|---|---|---|---|---|---|---|---|---|
| Lakeside Graduate Community | Princeton, NJ | Princeton University | 329 | 715 | $ 3,200 | $ 2,777 | $ 729 | $ 423 | Q2 2015[1] |
| Honors Academic Village | Toledo, OH | University of Toledo | 153 | 492 | 2,110 | 1,401 | 1,401 | 709 | August 2015 |
| Momentum Village | Corpus Christi, TX | Texas A&M University - Corpus Christi | 124 | 482 | 1,500 | 1,000 | 1,000 | 500 | August 2015 |
| | | | 606 | 1,689 | $ 6,810 | $ 5,178 | $ 3,130 | $ 1,632 | |

**ON-CAMPUS AWARD PIPELINE**[2]

| Project | Location | Anticipated Financing Structure | Anticipated Commencement | Targeted Completion | Estimated Fees |
|---|---|---|---|---|---|
| Arizona State Univ. Residence Hall | Tempe, AZ | ACE | TBD | Fall 2017 | n/a |
| Arizona State Univ. Apartments | Tempe, AZ | ACE | TBD | Fall 2017 | n/a |
| Butler University Phase II | Indianapolis, IN | ACE | TBD | Fall 2017 or Fall 2018 | n/a |
| Louisville Village Site | Louisville, KY | ACE | TBD | Fall 2017 or Fall 2018 | n/a |
| University of Vermont | Burlington, VT | TBD | TBD | Fall 2017 | n/a |
| Northeastern Illinois University | Chicago, IL | Third-Party | Q2 2015 or Q2 2016 | TBD | $2,000 |

1. This project will be delivered in phases in the second quarter 2015.
2. These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions.

AMERICAN CAMPUS COMMUNITIES | 21

# MANAGEMENT SERVICES UPDATE
$ in thousands

| | Three Months Ended December 31, | | | Year Ended December 31, | | |
|---|---|---|---|---|---|---|
| | 2014 | 2013 | $ Change | 2014 | 2013 | $ Change |
| Management services revenue | $ 1,918 | $ 2,089 | $ (171) | $ 7,669 | $ 7,514 | $ 155 |
| % of total revenue | 1.0% | 1.1% | | 1.0% | 1.1% | |

**NEW/PENDING MANAGEMENT CONTRACTS**

| Property | Location | Primary University Served | Approximate Beds | Stabilized Annual Fees[1] | Actual or Anticipated Commencement |
|---|---|---|---|---|---|
| Southern University at New Orleans | New Orleans, LA | Southern University at New Orleans | 698 | $ 150 | June 2014 |
| University Courtyard | Temple, TX | Temple College | 280 | 60 | July 2014 |
| University Village Phase V | Richardson, TX | The University of Texas at Dallas | 600 | 110 | August 2014 |
| Village Suites | Oshawa, Canada | Durham College | 588 | 120 | November 2014 |
| 675 Richmond | London, Canada | University of Western Ontario | 450 | 120 | November 2014 |
| The Lofts at Gateway | Toledo, OH | University of Toledo | 112 | 40 | February 2015 |
| Lakeside Graduate Community | Princeton, NJ | Princeton University | 715 | 180 | Q2 2015[2] |
| Centennial College Student Residence | Toronto, Canada | Centennial College | 368 | 90 | May 2015 |
| 45 Mann[3] | Ottawa, Canada | University of Ottawa | 355 | 120 | July 2015 |
| Honors Academic Village | Toledo, OH | University of Toledo | 492 | 200 | August 2015 |
| Momentum Village | Corpus Christi, TX | Texas A&M University - Corpus Christi | 482 | 150 | August 2015 |
| | | | 5,140 | $ 1,340 | |

1. Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels.
2. This project will be delivered in phases in the second quarter 2015.
3. We will earn a fee during the construction phase of this property for services related to the initial lease-up and operations, which we anticipate will begin in July 2015. We do not expect the stabilized annual management fee to be earned upon completion of construction and commencement of operations to be materially different from the fee earned during the construction period.

AMERICAN CAMPUS COMMUNITIES | 22

CAPITAL STRUCTURE AS OF DECEMBER 31, 2014 $ in millions, except share and per share data Total Debt1 2,915$ Total Equity Market Value24,511 Total Market Capitalization7,426$ Debt to Total Market Capitalization39.3% Net Debt to EBITDA7.6xTotal Asset Value36,571$ Unencumbered Asset Value4,257$ Unencumbered Asset Value to Total Asset Value64.8% RequirementCurrent RatioTotal Debt to Total Asset Value= 60%44.4% Secured Debt to Total Asset Value= 40%19.4% Unencumbered Asset Value to Unsecured Debt> 150%259.2%2011Interest Coverage4> 1.5x3.3x20122013Principal  OutstandingWeighted Average Interest RateAverage Term To Maturity2015Fixed Rate Mortgage Loans1,094$ 5.2%54.0 Yrs2016Variable Rate Construction Loans64 2.0%0.6 Yrs2017Unsecured Revolving Credit Facility 243 1.7%3.2 Yrs2018+ Unsecured Term Loans600 2.1%2.9 YrsUnsecured Notes800 4.0%8.9 YrsOn-Campus Participating Properties114 5.2%16.8 YrsTotal/Weighted Average2,915$ 3.9%5.5 YrsMarket Capitalization & Unsecured Notes CovenantsDebt Maturity Schedule$182$188$118$165$61$294 $65$5$16$64$243 $350$250$30$23$61$400 $400 $0$100$200$300$400$500$600$700$800$9002015201620172018201920202021202220232024+ Fixed Rate Mortgage LoansVariable Rate Construction LoansUnsecured Revolving Credit FacilityUnsecured Term LoansOn-Campus Participating PropertiesUnsecured Notes Note – refer to the Definitions outlined on pages 23 and 24 for detailed definitions of terms appearing on this page.  1.Excludes net unamortized debt premiums related to mortgage loans assumed in connection with acquisitions of $59.7 million and the unamortized original issue discount on unsecured notes of $1.7 million. 2.Based on share price of $41.36 and fully diluted share count of 109,075,328 as of December 31, 2014. Assumes conversion of 1,290,578 common and preferred Operating Partnership units and 609,514 unvested restricted stock awards.  3.Excludes accumulated depreciation of $768.1 million and receivables and intangible assets, net of accumulated amortization, of $31.6 million. 4.Based on Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) and Adjusted Interest Expense of $379.4 million and $116.1 million, respectively, for the four most recently completed fiscal quarters. Includes pro forma adjustments to EBITDA and Interest Expense of $13.4 million and $2.7 million, respectively, to reflect all acquisitions, development deliveries, dispositions, debt repayments and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented. Adjusted Interest Expense includes $9.0 million of interest capitalized for  GAAP purposes and excludes $12.9 million of amortization of net debt premiums related to mortgage loans assumed in connection with acquisitions. 5.Including the amortization of net debt premiums related to mortgage loans assumed in connection with property acquisitions, the effective interest rate for fixed rate mortgage loans is 4.3%. 23 Total Debt   4.4% 5.9% 3.3% 2.7% 1.7% 5.6% 5.3% 4.1% 4.0% 4.3% Fixed Rate Mortgage Loans  5.2% 5.9% 5.8% 4.2% - 5.6% 5.4% 4.1% 7.2% 4.2% Weighted Average Interest Rate Of Debt Maturing Each Year

2015 OUTLOOK1 Summary $ in thousands, except share and per-share data 24 LowHighNet income61,800$ 68,400$ Noncontrolling interests1,1001,200 Depreciation and amortization203,000209,600Funds from operations ("FFO")265,900$ 279,200$ Elimination of operations from on-campus participating properties(10,200)(10,600) Modifications to reflect operational performance  of on-campus participating properties4,3004,900 Acquisition transaction costs1,8002,600Funds from operations - modified ("FFOM")261,800$ 276,100$ Net income per share - diluted0.54$ 0.60$ FFO per share - diluted 2.33$ 2.45$ FFOM per share - diluted 2.30$ 2.42$ Weighted-average common shares outstanding - diluted114,000,000114,000,0001.The company believes that the financial results for the fiscal year ending December 31, 2015 may be affected by, among other factors: •national and regional economic trends and events; •the timing of acquisitions and/or dispositions; •interest rate risk; •the timing of commencement and completion of construction on owned development projects; •the ability of the company to be awarded and the timing of the commencement of construction on third-party development projects; •university enrollment, funding and policy trends; •the ability of the company to earn third-party management revenues; •the amount of income recognized by the taxable REIT subsidiaries and any corresponding income tax expense; •the ability of the company to integrate acquired properties; •the outcome of legal proceedings arising in the normal course of business; and •the success of releasing the company’s owned properties for the 2015/2016 academic year.

# 2015 OUTLOOK
## Detail
## $ in thousands

AMERICAN CAMPUS COMMUNITIES

| Components of 2015 Property Net Operating Income | Low | High | % Change From 2014 |
|---|---|---|---|
| **Wholly-owned properties** | | | |
| 2015 annual same store properties[1] | | | |
| Revenue | $ 654,200 | $ 660,800 | 2.1% - 3.2% |
| Operating expenses | (311,100) | (309,700) | 1.9% - 1.5% |
| Net operating income | 343,100 | 351,100 | 2.3% - 4.7% |
| 2015 new properties net operating income[2] | 37,000 | 39,100 | |
| 2015 sold properties net operating income[3] | 1,100 | 1,100 | |
| 2015 speculative dispositions net operating income[4] | (11,100) | (2,200) | |
| **Total wholly-owned properties net operating income** | **$ 370,100** | **$ 389,100** | |

| 2015 Property Net Operating Income Guidance Assumptions | Low | High | Timing |
|---|---|---|---|
| Q4 2015 same store properties - occupancy | 97.0% | 99.0% | Fall 2015 |
| Q4 2015 same store properties - rental rate | 2.6% | 3.2% | Fall 2015 |
| Acquisitions[2] | $ 223,500 | $ 418,500 | See note 2 |
| Dispositions[4] | $ 230,700 | $ 36,100 | See note 4 |
| Development Deliveries | $ 313,700 | $ 313,700 | See page 20 |
| Mezzanine/pre-sale purchases | None | | |

| Third-party Services | Low | High |
|---|---|---|
| Third-party development services revenue | $ 2,900 | $ 4,200 |
| Third-party management services revenue | $ 8,500 | $ 9,000 |
| Third-party development and mgmt. services expenses | $ 13,100 | $ 13,300 |

| Corporate Expenses and Other | Low | High |
|---|---|---|
| **Net income:** | | |
| General and administrative expenses | $ 20,800 | $ 21,100 |
| Ground/facility leases expense[5] | $ 5,100 | $ 5,100 |
| Interest income | $ 4,300 | $ 4,300 |
| Interest expense[6] | $ 81,000 | $ 88,100 |
| Capitalized interest | $ 9,000 | $ 8,800 |
| Amortization of deferred financing costs | $ 5,100 | $ 5,500 |
| Income tax provision | $ 1,200 | $ 1,200 |
| **FFOM:** | | |
| Corporate depreciation | $ 2,800 | $ 2,800 |
| Contribution from on-campus participating properties | $ 4,300 | $ 4,900 |
| Acquisition transaction costs | $ 1,800 | $ 2,600 |

1. Refer to page 10 for detail regarding the 2015 annual same store grouping.
2. The low-end of the 2015 guidance range assumes property acquisition activity of $30.0 million, $88.5 million and $105.0 million during the first, second and third quarters, respectively. The high-end of the 2015 guidance range assumes property acquisition activity of $30.0 million, $88.5 million, $150.0 million and $150.0 million during the first, second, third and fourth quarters, respectively. Excludes University Walk, a property subject to a pre-sale arrangement that we purchased in February 2015.
3. Includes seven wholly-owned properties that were sold in January 2015.
4. The low-end of the 2015 guidance range assumes property disposition activity of $57.1 million and $173.6 million during the first quarter and second quarter 2015, respectively. The high-end of the 2015 guidance range assumes property disposition activity of $36.1 million during the first quarter 2015. Assumes a 6.5% nominal cap rate on dispositions.
5. Includes ACE properties and excludes on-campus participating properties.
6. Net of capitalized interest and excluding on-campus participating properties. The high-end of the 2015 guidance range assumes a $400 million mid-year bond offering.

AMERICAN CAMPUS COMMUNITIES | 25

# DEFINITIONS

| | |
|---|---|
| **ACE** | The company's American Campus Equity program, whereby the company enters into long-term ground/facility lease agreements with Universities to finance, construct, and operate on-campus student housing communities. Properties under this structure are considered to be wholly-owned and are included in the company's consolidated financial statements. |
| **Adjusted EBITDA*** | EBITDA, including pro forma adjustments to reflect acquisitions, development deliveries, and dispositions as if such transactions had occurred on the first day of the 12-month period presented. |
| **Adjusted Interest Expense*** | Interest Expense, including pro forma adjustments to reflect acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12-month period presented. |
| **Cash** | Cash and cash equivalents, determined on a consolidated basis in accordance with GAAP. |
| **Design Beds** | Total beds based on the original property design, generally as specified in the construction documents. |
| **EBITDA*** | Consolidated net income calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense; (ii) provision for income taxes; (iii) depreciation, amortization and all other non-cash items; (iv) provision for gains and losses; (v) noncontrolling interests; and (vi) extraordinary and other non-recurring items, as we determine in good faith. |
| **Funds from Operations ("FFO")** | Determined based on the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). Calculated as consolidated net income or loss attributable to common shares computed in accordance with GAAP, excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also excludes non-cash impairment charges. |
| **FFO Modified ("FFOM")** | FFO modified to reflect certain adjustments related to the economic performance of our on-campus participating properties and other non-cash items, as we determine in good faith. The company believes it is meaningful to eliminate the FFO generated from the on-campus participating properties and instead to reflect the company's 50% share of the properties' net cash flow and management fees received, as this measure better reflects the economic benefit derived from the company's involvement in the operation of these properties. |
| **GAAP** | Accounting principles generally accepted in the United States of America. |
| **Interest Coverage*** | Adjusted EBITDA / Adjusted Interest Expense. |
| **Interest Expense*** | Consolidated interest expense calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) the amortization of mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions; (ii) capitalized interest; (iii) the change in accrued interest during the period presented; and (iv) interest expense associated with properties classified within discontinued operations, as adjusted for the items previously mentioned. |
| **Net Debt*** | Total Debt less Cash. |

* These definitions are provided for purposes of calculating the company's bond covenants and other key ratios.

AMERICAN CAMPUS COMMUNITIES | 26

# DEFINITIONS, CONTINUED

| | |
|---|---|
| **Net Debt to EBITDA*** | Net Debt divided by Adjusted EBITDA. |
| **Net Operating Income "NOI"** | Property revenues less direct property operating expenses, excluding depreciation, but including allocated corporate general and administrative expenses. |
| **On-campus Participating Properties** | A transaction structure whereby the company enters into long-term ground/facility lease agreements with Universities to develop, construct, and operate student housing communities. Under the terms of the leases, title to the constructed facilities is held by the University/lessor and such lessor receives 50% of net cash flows, as defined, on an annual basis through the term of the lease. |
| **Physical Occupancy** | Occupied beds, including staff accommodations, divided by Design Beds. |
| **Rentable Beds** | Design beds less beds used by on-site staff. |
| **Secured Debt*** | The portion of Total Debt that is secured by a mortgage, trust, deed of trust, deed to secure indebtedness, pledge, security interest, assignment of collateral, or any other security agreement. |
| **Total Asset Value*** | Undepreciated book value of real estate assets and all other assets, excluding receivables and intangibles, of our consolidated subsidiaries, all determined in accordance with GAAP. |
| **Total Debt*** | Total consolidated debt calculated in accordance with GAAP, including capital leases and excluding mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions. |
| **Total Equity Market Value** | Fully diluted common shares times the company's stock price at period-end. |
| **Unencumbered Asset Value*** | The sum of (i) the undepreciated book value of real estate assets which are not subject to secured debt; and (ii) all other assets, excluding accounts receivable and intangibles, for such properties. Does not include assets of unconsolidated joint ventures. |
| **Unsecured Debt*** | The portion of Total Debt that is not Secured Debt. |

* These definitions are provided for purposes of calculating the company's bond covenants and other key ratios.

AMERICAN CAMPUS COMMUNITIES | 27

# INVESTOR INFORMATION

**Executive Management**

| | |
|---|---|
| Bill Bayless | Chief Executive Officer |
| Jim Hopke | Chief Operating Officer |
| Jon Graf | Chief Financial Officer |
| William Talbot | Chief Investment Officer |

**Research Coverage**

| | | | |
|---|---|---|---|
| Jeffery Spector / Jana Galan | Bank of America / Merrill Lynch | (646) 855-1363 / (646) 855-3081 | jeff.spector@baml.com / jana.galan@baml.com |
| Michael Bilerman / Nick Joseph | Citigroup Equity Research | (212) 816-1383 / (212) 816-1909 | michael.bilerman@citi.com / nicholas.joseph@citi.com |
| Vincent Chao/ Mike Husseini | Deutsche Bank Securities, Inc. | (212) 250-6799 / (212) 250-7703 | vincent.chao@db.com/ mike.husseini@db.com |
| Steve Sakwa / Derek Bower | Evercore ISI | (212) 446-9462 / (212) 888-3842 | ssakwa@evercoreisi.com / dbower@evercoreisi.com |
| Andrew Rosivach / Jeff Pehl | Goldman Sachs | (212) 902-2796 / (212) 357-4474 | andrew.rosivach@gs.com / jeffrey.pehl@gs.com |
| Dave Bragg / Ryan Burke | Green Street Advisors | (949) 640-8780 / (949) 640-8780 | dbragg@greenst.com / rburke@greenst.com |
| Carol Kemple | Hilliard Lyons | (502) 588-1839 | ckemple@hilliard.com |
| Anthony Paolone / Emil Shalmiyev | J.P. Morgan Securities | (212) 622-6682 / (212) 622-6615 | anthony.paolone@jpmorgan.com / emil.shalmiyev@jpmorgan.com |
| Jordan Sadler / Karin Ford | KeyBanc Capital Markets | (917) 368-2280 / (917) 368-2293 | jsadler@keybanccm.com / kford@keybanccm.com |
| Ryan Meliker | MLV & Co | (212) 542-5872 | rmeliker@mlvco.com |
| Alexander Goldfarb / Andrew Schaffer | Sandler O'Neill + Partners, L.P. | (212) 466-7937 / (212) 466-8062 | agoldfarb@sandleroneill.com / aschaffer@sandleroneill.com |
| Rod Petrik / David Corak | Stifel, Nicolaus & Company, Inc. | (443) 224-1306 / (410) 246-6312 | rpetrik@stifel.com / corakd@stifel.com |
| Ross Nussbaum / Nick Yulico | UBS Investment Research | (212) 713-2484 / (212) 713-3402 | ross.nussbaum@ubs.com / nick.yulico@ubs.com |

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

**Additional Information**

Corporate Headquarters:
American Campus Communities, Inc.
12700 Hill Country Blvd., Suite T-200
Austin, Texas 78738
Tel: (512) 732-1000; Fax: (512) 732-2450
www.americancampus.com

Investor Relations:
Ryan Dennison
VP, Investor Relations
(512) 732-1000
rdennison@americancampus.com



AMERICAN CAMPUS COMMUNITIES | 28

FORWARD-LOOKING STATEMENTS In addition to historical information, this supplemental package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict.